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                                 Exhibit (11)
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                           Consent of Ropes & Gray





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

                              CONSENT OF COUNSEL
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        We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Pre-Effective Amendment No. 1 to the Registration Statement of the Eureka Funds on Form N-1A (File No. 33-32483) under the Securities Act of 1933, as amended.


                                     Ropes & Gray

Washington, D.C.
August 20, 1997






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